Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of February 19, 2009 by and among BERRY PETROLEUM COMPANY, a Delaware corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as administrative agent (“Administrative Agent”), and the Lenders party to the Original Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 15, 2008 (as amended, supplemented, or restated to the date hereof, the “Original Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1.                      Terms Defined in the Original Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.                      Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Second Amendment to Amended and Restated Credit Agreement.

“Credit Agreement” means the Original Credit Agreement as amended hereby.

“Original Omnibus Certificate” means the Omnibus Certificate dated July 15, 2008 executed and delivered by officers of Borrower pursuant to the Original Credit Agreement.

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

Amendments to Original Credit Agreement

§ 1.3.                      Definitions.

(1)           The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

“'Base Rate Margin' means, on any day, the following percentages per annum based on the Utilization Percentage as set forth below:

	Utilization Percentage	Base Rate Margin
Level 1	< 50%	2.250%
Level 2	≥ 50% but < 75%	2.500%
Level 3	≥ 75% but < 90%	2.750%
Level 4	≥ 90%	3.000%

“'Commitment Fee Rate' means, on any day, the following percentages per annum based on the Utilization Percentage set forth below; provided that the outstanding Swing Line Loans shall be excluded for purposes of calculating the Commitment Fee Rate:

	Utilization Percentage	Commitment Fee
Level 1	< 50%	0.50%
Level 2	≥ 50% but < 75%	0.50%
Level 3	≥ 75% but < 90%	0.50%
Level 4	≥ 90%	0.50%

“'Core Acquisitions and Investments' means (i) acquisitions of Mineral Interests and acquisitions of assets used in the producing, drilling, transportation, processing, refining or marketing of petroleum products that are related to a Restricted Person’s producing Mineral Interests, and (ii) acquisitions of or Investments in Persons engaged primarily in the business of acquiring, developing and producing Mineral Interests or transporting, processing, refining or marketing petroleum products that are related to a Restricted Person’s producing Mineral Interests; provided that with respect to any acquisition or Investment described in this clause (ii), either (A) immediately after making such acquisition or Investment, Borrower shall directly or indirectly own at least fifty-one percent (51%) of the Equity Interests of  such Person, measured by voting power, or (B) such Person shall not be a publicly traded entity and such acquisition or Investment shall be related to the business and operations of Borrower or one of its Subsidiaries.”

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

“'Eurodollar Margin' means, on any day, the following percentages per annum based on the Utilization Percentage as set forth below:

	Utilization Percent age	Eurodollar Margin
Level 1	< 50%	2.250%
Level 2	≥ 50% but < 75%	2.500%
Level 3	≥ 75% but < 90%	2.750%
Level 4	≥ 90%	3.000%

“'Total Funded Debt' means all Liabilities of the Restricted Persons of the types described in clauses (a), (b), (c),(f), (h) and (j) of the definition of Indebtedness.”

(2)           The definition of “Permitted Liens” in Section 1.1 of the Original Credit Agreement is hereby amended by deleting the period at the end thereof, substituting a semicolon therefor, and adding the following subsection (o) to read as follows:

“(o)           Liens securing Permitted Second Lien Debt, which are second, junior and subordinate to the Liens securing the Secured Obligations on terms acceptable to Administrative Agent, as set forth in an intercreditor agreement among the holders of Permitted Second Lien Debt or an agent acting on behalf of such holders, Administrative Agent and Borrower, in form and substance acceptable to Administrative Agent.”

(3)           The following definitions are hereby added to Section 1.1 of the Original Credit Agreement in alphabetical order to read as follows:

“'Control' means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.”

“'Debtor Relief Laws' means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.”

“'Impacted Lender' means (a) any Lender (i) which has defaulted in its obligation to fund Loans hereunder within three Business Days of the date required to be funded by it hereunder, (ii) which has failed to fund any portion of its participations in LC Obligations or participations in Swing Line Loans required to be funded by it hereunder within three Business Days of the date required to be funded by it hereunder, (iii) which has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (iv) which has notified

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

Administrative Agent, or has stated publicly, that such Lender will not comply with any of its funding obligations under this Agreement, (v) which has failed to confirm to Administrative Agent in writing, within three Business Days after a written request therefor by Administrative Agent, that such Lender will comply with such funding obligations, or (vi) which has been deemed insolvent or become the subject of a proceeding under any Debtor Relief Law; or (b) any Lender as to which (i) the LC Issuer has a good faith belief that the Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities or (ii) an entity that Controls such Lender has been deemed insolvent or become subject to a proceeding under any Debtor Relief Law.”

“'Permitted Convertible Debt' means Permitted Unsecured Debt which is convertible, in whole or in part, into common Equity Interests in Borrower; provided that Permitted Convertible Debt shall not contain any put or mandatory redemption provisions which may be exercised prior to January 15, 2013.”

“'Permitted Second Lien Debt' means Indebtedness in respect of senior notes (whether issued under a loan agreement or indenture) issued by Borrower from time to time (including guarantees thereof by its Material Domestic Subsidiaries), that complies with all of the following requirements:

(a)           no scheduled payment of principal, scheduled mandatory redemption or scheduled sinking fund payment of such Indebtedness is due on or before January 15, 2013; provided that such Indebtedness may be prepaid in connection with a refinancing thereof with other Indebtedness which is permitted by this Agreement;

(b)           payments of interest on such Indebtedness are not due more frequently than once a month;

(c)           the financial covenants (other than a covenant comparing the relationship between the value of Proved Reserves attributable to Oil and Gas Properties of Restricted Persons to various types of Indebtedness of Restricted Persons) are no more restrictive with respect to the Restricted Persons than the financial covenants under this Agreement and all of the covenants and events of default governing such Indebtedness (excluding the covenant described in parenthesis immediately above) are not, taken as a whole, materially more restrictive with respect to the Restricted Persons than the covenants and Events of Default under this Agreement;

(d)           on each date on which such Indebtedness is issued (in this definition defined as a “Date of Issuance”) and immediately after giving effect to such Indebtedness Borrower is in compliance on a pro forma basis with Sections 7.11, 7.12 and 7.13 of this Agreement, calculated for the most recent Four-Quarter Period for which the financial statements described in Sections 6.2 (a) and (b) are available to Lenders;

(e)           no Default or Event of Default exists on the Date of Issuance or will occur as a result of the issuance of the notes evidencing such Indebtedness;

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

(f)           such Indebtedness is secured by Liens, which Liens are second, junior and subordinate to the Liens securing the Secured Obligations on terms acceptable to Administrative Agent, as set forth in an intercreditor agreement among the holders of Permitted Second Lien Debt or an agent acting on behalf of such holders, Administrative Agent and Borrower, in form and substance acceptable to Administrative Agent, which shall contain, among other terms, a standstill period with respect to the exercise of remedies against the Collateral of no less than 180 days, applicable to the holders of the Permitted Second Lien Debt;

(g)           such Indebtedness is not guaranteed by any Person which is not a Guarantor of all of the Secured Obligations; and

(h)           Borrower shall have delivered to Administrative Agent a certificate in reasonable detail reflecting compliance with the foregoing requirements.”

“'Permitted Unsecured Debt' means Indebtedness in respect of senior unsecured notes (whether issued under a loan agreement or indenture) issued by Borrower from time to time (including guarantees thereof by its Material Domestic Subsidiaries), that complies with all of the following requirements:

(a)           such Indebtedness is and shall remain unsecured at all times;

(b)           no scheduled payment of principal, scheduled mandatory redemption or scheduled sinking fund payment of such Indebtedness is due on or before July 15, 2013; provided that such Indebtedness may be prepaid in connection with a refinancing thereof with other Indebtedness which is permitted by this Agreement;

(c)           the financial covenants are no more restrictive with respect to the Restricted Persons than the financial covenants under this Agreement and all of the covenants and events of default governing such Indebtedness are not, taken as a whole, materially more restrictive with respect to the Restricted Persons than the covenants and Events of Default under this Agreement;

(d)           on each date on which such Indebtedness is issued (in this definition defined as a “Date of Issuance”) and immediately after giving effect to such Indebtedness Borrower is in compliance on a pro forma basis with Sections 7.11, 7.12 and 7.13 of this Agreement, calculated for the most recent Four-Quarter Period for which the financial statements described in Sections 6.2 (a) and (b) are available to Lender;

(e)           no Default or Event of Default exists on the Date of Issuance or will occur as a result of the issuance of the notes evidencing such Indebtedness;

(f)           such Indebtedness is not guaranteed by any Person which is not a Guarantor of all of the Secured Obligations; and

(g)           Borrower shall have delivered to Administrative Agent a certificate in reasonable detail reflecting compliance with the foregoing requirements.”

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

(3)           The definition of  “Liquidity Bridge Facility” is hereby deleted from Section 1.1 of the Original Credit Agreement.

§ 1.4.                      Borrowing Base.  Section 2.9 of the Original Credit Agreement is hereby amended by (i) deleting subsections (b) and (c) thereof, (ii) renaming subsections (d) and (e) thereof as subsections (e) and (f), respectively, and (iii) adding the following new subsections (b), (c) and (d) thereto immediately following subsection (a) thereof to read as follows:

“(b)           Lenders’ Special Redeterminations of Borrowing Base .  In addition to Scheduled Redeterminations, Required Lenders shall be permitted to make a Special Redetermination of the Borrowing Base once between each two consecutive Scheduled Redeterminations, contemporaneously with each issuance of Permitted Second Lien Debt, once after each issuance of Permitted Unsecured Debt and each issuance of  Permitted Convertible Debt if requested by Administrative Agent pursuant to Section 2.9(c) and when permitted by Section 7.3(g).  Any request by Required Lenders pursuant to this Section 2.9(b) shall be submitted to Administrative Agent and Borrower.  As soon as reasonably possible, Borrower shall deliver to Administrative Agent and Lenders an Engineering Report prepared as of a date which is no more than thirty (30) days prior to the date of such request.

(c)           Reduction of Borrowing Base Upon Issuance of Permitted Debt.  Notwithstanding anything to the contrary contained herein, each time Borrower issues any Permitted Unsecured Debt or any Permitted Convertible Debt (in this section defined as “Permitted Debt”), on the date of issuance thereof the Borrowing Base then in effect shall be reduced automatically by an amount equal to the product of 0.25 and the stated principal amount of the Permitted Debt so issued.  The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon such date of issuance and shall remain in effect until the next date as of which the Borrowing Base is redetermined pursuant to this Agreement. For purposes of this Section 2.9(c), if any such Permitted Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount. Notwithstanding the foregoing,  within thirty (30) days after the date on which such Permitted Debt is issued, Administrative Agent may request an additional Special Redetermination of the Borrowing Base pursuant to Section 2.9(b) and the Borrowing Base will be redetermined in accordance with Sections 2.9(b) and 2.9(d).

(d)           Borrower’s Special Redetermination of Borrowing Base.  In addition to Scheduled Redeterminations, Borrower shall be permitted to request a Special Redetermination of the Borrowing Base once between each two consecutive Scheduled Redeterminations.  Such request shall be submitted to Administrative Agent and Lenders and at the time of such request Borrower shall (i) deliver to Administrative Agent and each Lender an Engineering Report prepared as of a date which is no more than thirty (30) days prior to the date of such request and (ii) notify Administrative Agent and each Lender of the Borrowing Base requested by Borrower in connection with such Special Redetermination.”

§ 1.5.                      Letters of Credit.

§ 1.6.

(1)           Section 2.11 of the Original Credit Agreement is hereby amended by deleting subparagraph (h) thereof and adding the following new subparagraphs (h) and (i) immediately after subsection (g) thereof to read as follows:

“(h)  no Lender is at such time an Impacted Lender hereunder, unless the LC Issuer has entered into arrangements reasonably satisfactory to the LC Issuer, provided that the Borrower and the LC Issuer agree that the delivery of cash collateral to LC Issuer  shall constitute satisfactory arrangements with the Borrower or such Lender to eliminate such LC Issuer’s risk with respect to such Lender; and

(i)           all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.”

(2)           Cash Collateral.  Section 2.13 of the Original Credit Agreement is hereby amended by adding the following new subsection (f) immediately after subsection (e) thereof  to read as follows:

“(f)
If any Lender is an Impacted Lender, Borrower may from time to time provide cash collateral to LC Issuer, in an amount equal to the Percentage Shares of all Impacted Lenders’ in the LC Obligations (the “Impacted Lenders’ Percentage”), to secure the obligations of such Impacted Lenders under Section 2.13 of this Agreement.  Such cash collateral shall be used to reimburse the Impacted Lenders’ Percentage of drawings under Letters of Credit and other obligations owing by Impacted Lenders to LC Issuer.”

§ 1.7.                      Replacement of Lenders.  The portion of the first sentence of Section 3.7(b) of the Original Credit Agreement which reads as follows:

“If any Lender requests compensation under Section 3.2, or if any Lender gives notice to Borrower under Section 3.3 that it is unlawful for such Lender to fund or maintain Eurodollar Loans, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.5, or if any Lender defaults in its obligation to fund Loans hereunder, or if any Lender fails to consent to any increase in the Borrowing Base proposed by Administrative Agent, or if any Lender has been deemed insolvent or becomes the subject of a bankruptcy or insolvency proceeding, or if, in connection with any consent or approval of any proposed amendment, modification, waiver, or consent that requires consent of each Lender, the consent of Required Lenders shall have been obtained but any Lender has not so consented or approved (any such Lender, a “Non-Consenting Lender”), then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.5), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:”

is hereby amended in its entirety to read as follows:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

“If any Lender is an Impacted Lender, or if any Lender  requests compensation under Section 3.2 or gives notice to Borrower under Section 3.3 that it is unlawful for such Lender to fund or maintain Eurodollar Loans, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.5, or if any Lender fails to consent to any increase in the Borrowing Base proposed by Administrative Agent, or if, in connection with any consent or approval of any proposed amendment, modification, waiver, or consent that requires consent of each Lender, the consent of Required Lenders shall have been obtained but any Lender has not so consented or approved (any such Lender, a “Non-Consenting Lender”), then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.5), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:”

§ 1.8.                      Indebtedness.  Section 7.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

           “Section 7.1.  Indebtedness

.  No Restricted Person will in any manner owe or be liable for Indebtedness except:

(a)	the Obligations;

(b)           Liabilities for taxes and governmental assessments in the ordinary course of business that are not yet due;

(c)           Indebtedness arising under Hedging Contracts permitted under Section 7.3;

(d)           Liability for that certain royalty associated with production from Borrower’s Formax properties;

(e)           intercompany Indebtedness arising from loans made by (i) Borrower to its wholly-owned Subsidiaries that are Guarantors,  or (ii) any Subsidiary of Borrower to Borrower; provided, however that upon the request of Administrative Agent at any time, any such Indebtedness shall be evidenced by promissory notes having terms reasonably satisfactory to Administrative Agent, and the sole originally executed counterparts of which shall be pledged and delivered to Administrative Agent, for the benefit of Administrative Agent and Lenders, as security for the Obligations;

(f)           SG Obligations;

(g)           Permitted Subordinated Debt; provided that if a Borrowing Base Deficiency exists upon the date of issuance thereof, net proceeds from such issuance shall first be applied to the prepayment of  such Borrowing Deficiency;

(h)           Permitted Unsecured Debt and Permitted Convertible Debt; provided that the issuance thereof shall be subject to the provisions of Sections 2.9(b) and 2.9(c); and

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

provided further that if a Borrowing Base Deficiency exists upon the date of issuance thereof, net proceeds from such issuance shall first be applied to the prepayment of  such Borrowing Deficiency;

(i)           Permitted Second Lien Debt; provided that contemporaneously with each issuance of Permitted Second Lien Debt, Required Lenders shall have the right to redetermine the Borrowing Base in accordance withSection 2.9(b); provided that if a Borrowing Base Deficiency exists upon the date of issuance thereof, net proceeds from such issuance shall first be applied to the prepayment of  such Borrowing Deficiency; and

(j)           miscellaneous items of Indebtedness not described in subsections (a) through (i) the outstanding amount of which does not in the aggregate (taking into account all such Indebtedness of all Restricted Persons) exceed at any one time an amount equal to five percent (5%) of the Net Worth of Borrower at such time.”

§ 1.9.                      Hedging Contracts.  Section 7.3 of the Original Credit Agreement is hereby amended by adding the following subsection (g) immediately after subsection (f) thereof to read as follows:

“(g)           Except as set forth below in this subsection, Restricted Persons shall maintain in effect for its full term and shall not amend, modify, cancel, sell, assign, novate or terminate (in this subsection such actions are collectively called “Modifications”) any Hedging Contract on which Administrative Agent and Lenders have relied in determining the Borrowing Base.  Any Hedging Contract of a Restricted Person may be novated to any Lender and any Restricted Person may make other Modifications to its Hedging Contracts; provided that, except as set forth below in this subsection, no such novation or other Modification reduces the Borrowing Base value of the projected production of oil, gas or natural gas liquids subject to such Modified Hedging Contract (in this subsection called the “Value”).  Any Restricted Person may make Modifications to any of its Hedging Contracts in a manner which causes a reduction in the Value thereof (in this subsection, each called a “Reduced Value Contract”); provided that if the aggregate notional volume of oil, gas and natural gas liquids affected by all of the Reduced Value Contracts is greater than five percent (5%) of the aggregate notional volume of oil, gas and natural gas liquids subject to all of the Restricted Persons’ Hedging Contracts in effect as of the most recent Determination Date, then a Special Redetermination of the Borrowing Base shall be made by the Administrative Agent and Lenders in accordance with the procedures set forth in Section 2.9.  Borrower shall promptly notify Administrative Agent of each  Modification of a Restricted Person’s Hedging Contract.”

§ 1.10.                      Issuance of Securities.  The second and third sentences of Section 7.4 of the Original Credit Agreement are hereby amended in their entirety to read as follows:

“Borrower will not issue any Equity Interests other than (a) shares of Borrower’s common stock and any options or warrants giving the holders thereof only the right to acquire such shares of common stock, and (b) shares of Borrower’s preferred stock, which are not treated as Indebtedness under GAAP, which cannot be redeemed for cash

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

(whether such redemption is mandatory or contingent) prior to January 15, 2013, and which cannot be converted into any debt instrument prior to such date.  No Subsidiary of Borrower will issue any additional shares of its capital stock or other Equity Interests or any options, warrants or other rights to acquire such additional shares or other Equity Interests except to Borrower and only to the extent not otherwise forbidden under the terms hereof”

§ 1.11.                      Financial Covenants.

(1)         Section 7.12 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

           “Section 7.12  Total Funded Debt to EBITDAX Ratio

.   As of the end of each Fiscal Quarter, the ratio of (a) Total Funded Debt to (b) Adjusted EBITDAX for the Four-Quarter Period then ended, will not be greater than the amount set forth below with respect to such Fiscal Quarter:

Fiscal Quarter ended March 31, 2009	3.5 to 1.0

Fiscal Quarter ended June 30, 2009	4.75 to 1.0
through Fiscal Quarter ended
December 31, 2009

Fiscal Quarter ended March 31, 2010	4.5 to 1.0
through Fiscal Quarter ended
December 31, 2010

Fiscal Quarter ended March 31, 2011	4.0 to 1.0
and each Fiscal Quarter thereafter

Borrower will report for the fourth quarter of 2008 a $38,500,000 bad debt expense (in this Section defined as the “Bad Debt Expense”) arising from its sales of production to Big West Oil, which has filed for bankruptcy protection.  For purposes of the calculation of the financial ratios described in Sections 7.12 and 7.13, EBITDAX shall be calculated treating the Bad Debt Expense as an extraordinary loss and any recovery with respect to the Bad Debt Expense as an extraordinary gain.”

(2)	The following Section 7.13 is hereby added to the Original Credit Agreement immediately after Section 7.12 to read as follows:

“Section 7.13  Senior Secured Debt to EBITDAX Ratio

.   As of the end of each Fiscal Quarter beginning June 30, 2009, the ratio of (a) the sum of the Obligations and the SG Obligations then outstanding to (b) Adjusted EBITDAX for the Four-Quarter Period then ended, will not be greater than the amount set forth below with respect to such Fiscal Quarter:

Fiscal Quarter ended June 30, 2009	3.75 to 1.0

through Fiscal Quarter ended September 30, 2010

Fiscal Quarter ended December 31, 2010	3.5 to 1.0
and Fiscal Quarter ended March 31, 2011

Fiscal Quarter ended June 30, 2011	3.25 to 1.0
and Fiscal Quarter ended September 30, 2011

Fiscal Quarter ended December 31, 2011	3.0 to 1.0
and each Fiscal Quarter thereafter”

§ 1.12.                      Cross Default to Other Indebtedness.  Section 8.1(g) of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“(g)           Any Restricted Person (i) fails to pay any portion, when such portion is due, (A) of any of its Indebtedness owing under the SG Money Market Facility, (B) of any Permitted Subordinated Debt, Permitted Unsecured Debt, Permitted Second Lien Debt or Permitted Convertible Debt, or (C) of any of its other Indebtedness in excess of $25,000,000, or (ii) breaches or defaults in the performance of any agreement or instrument by which the SG Money Market Facility, the Permitted Subordinated Debt, the Permitted Unsecured Debt, the Permitted Second Lien Debt, the Permitted Convertible Debt or any such other Indebtedness in excess of $25,000,000 is issued, evidenced, governed, or secured, and any such failure, breach or default continues beyond any applicable period of grace provided thereof;”

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

§3.1           Effective Date.  This Amendment shall become effective as of the date first above written when and only when:

(a)           Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form and substance satisfactory to Administrative Agent, all of the following:

(i)           this Amendment;

(ii)           a certificate of the Secretary of Borrower dated the date of this Amendment certifying: (i) that resolutions attached thereto previously adopted by the Board of Directors of the Borrower authorize the execution, delivery and performance of this Amendment by Borrower; (ii) the names and true signatures of the officers of the Borrower authorized to execute and deliver Loan Documents; (iii) that the certificate of incorporation and bylaws of Borrower are in effect on the date hereof and no modifications have been made to them; and (iv) that all of the representations and warranties set forth in Article IV hereof are true and correct on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date or

(iii)

updated, modified or supplemented as of a subsequent date with the consent of Required Lenders and Administrative Agent, in which cases such representations and warranties shall have been true and correct in all material respects on and of such earlier date;

(iv)           a legal opinion from counsel to Borrower in form and substance acceptable to Administrative Agent; and

(v)            such other supporting documents as Administrative Agent may reasonably request.

(b)           Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Administrative Agent pursuant to any Loan Documents, or otherwise due Administrative Agent and including fees and disbursements of Administrative Agent’s attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

§4.1           Representations and Warranties of Borrower.  In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

(a)           The representations and warranties contained in Article V of the Original Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Required Lenders and Administrative Agent, in which cases such representations and warranties shall have been true and correct in all material respects on and of such earlier date.

(b)           Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

(c)           The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (a) conflict with (i) any Law, (ii) the articles of incorporation and bylaws of Borrower, or (iii) any agreement, judgment, license, order or permit applicable to or binding upon Borrower in any material respect, or (b) result in the creation of any Lien upon any assets or properties of Borrower.  Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

(d)           When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its

(e)

terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

(f)           The audited annual Consolidated financial statements of Borrower dated as of December 31, 2007 and the unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 2008 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower.  Copies of such financial statements have heretofore been delivered to each Lender.  Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

ARTICLE V.

MISCELLANEOUS

§5.1           Ratification of Agreements.  The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

§5.2           Survival of Agreements.  All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§5.3           Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§5.4           Governing Law.  This Amendment shall be governed by and construed in accordance with and governed by the laws of the State of California and the laws of the United States of America without regard to principles of conflicts of law.

§5.5           Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
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[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BERRY PETROLEUM COMPANY

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION, Administrative Agent, LC Issuer and Lender

By:

Art Krasny

Vice President

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

BNP PARIBAS, Lender

By:

Name:

Title:

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

SOCIÉTÉ GÉNÉRALE, Lender under the Credit Agreement and the SG Money Market Facility

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

JPMORGAN CHASE BANK, N.A., Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

THE ROYAL BANK OF SCOTLAND plc, Lender

By:

Name:

Title:

THE BANK OF NOVA SCOTIA, Lender

By:

Name:

Title:

WACHOVIA BANK, N.A., Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

COMPASS BANK, Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

U.S. BANK NATIONAL ASSOCIATION, Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

BANK OF SCOTLAND plc, Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

NATIXIS, Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

BANK OF OKLAHOMA N.A., Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

RAYMOND JAMES BANK, FSB, Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

GUARANTY BANK AND TRUST COMPANY, Lender

By:

Name:

Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

CITIBANK, N.A., Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

BANK OF MONTREAL, Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement]

BERRY PETROLEUM COMPANY - EXHIBIT 10.1

CALYON NEW YORK BRANCH, Lender

By:
Name:
Title:

[Second Amendment to Credit Agreement]